PBHG ADVISOR FUNDS, INC.

                         PROSPECTUS DATED APRIL 20, 1998


PBHG Advisor Funds, Inc. (the "Company") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers Class A and Class B shares of each of the following portfolios (each a "PBHG Advisor Fund" or "Fund," and together, the "PBHG Advisor Funds" or "Funds"):

PBHG ADVISOR VALUE FUNDS                  PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR CORE VALUE FUND          o  PBHG ADVISOR BLUE CHIP GROWTH
                                             FUND
                                          o  PBHG ADVISOR ENHANCED EQUITY FUND

PBHG ADVISOR AGGRESSIVE                   PBHG ADVISOR FIXED INCOME
GROWTH FUNDS                              FUNDS

o   PBHG ADVISOR LARGE CAP                o   PBHG ADVISOR MASTER FIXED INCOME
    CONCENTRATED FUND                         FUND
o   PBHG ADVISOR NEW OPPORTUNITIES        o   PBHG ADVISOR SHORT-TERM
    FUND                                      GOVERNMENT FUND
                                          o   PBHG ADVISOR CASH RESERVES FUND

This Prospectus sets forth the information about the Company, the PBHG Advisor Funds and the Class A and Class B shares that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Certain information in this Prospectus has been updated as of June 1, 1998. A Statement of Additional Information dated April 20, 1998, which contains important information has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-888-800-2685. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus.

AN INVESTMENT IN THE PBHG ADVISOR CASH RESERVES FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency and are subject to investment risk, including the possible loss of principal.

                                TABLE OF CONTENTS

                                                                        Page


SUMMARY  ................................................................  3
THE COMPANY AND THE FUNDS................................................ 13
INVESTMENT OBJECTIVES AND POLICIES....................................... 13
GENERAL INVESTMENT POLICIES AND STRATEGIES............................... 21
RISK FACTORS............................................................. 25
INVESTMENT LIMITATIONS................................................... 32
HOW TO PURCHASE FUND SHARES.............................................. 34
SHAREHOLDER SERVICES..................................................... 43
HOW TO REDEEM FUND SHARES................................................ 47
DETERMINATION OF NET ASSET VALUE......................................... 54
PERFORMANCE ADVERTISING.................................................. 55
RELATED PERFORMANCE...................................................... 56
TAXES    ................................................................ 59
GENERAL INFORMATION...................................................... 61

                                     SUMMARY

       The Company is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Prospectus provides basic information about the 8 separate series currently offered by the Company: PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor New Opportunities Fund, PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund. Each Fund has three classes of shares (Class A, Class B and Class I). Class A and Class B shares of each Fund, which are described below, are offered by this Prospectus. Except for the PBHG Advisor Large Cap Concentrated Fund, which is classified as a non-diversified investment company, each PBHG Advisor Fund is classified as a diversified investment company.

       Who are the Adviser and the sub-advisers? Pilgrim Baxter & Associates, Ltd. (the "Adviser") serves as the investment adviser to each PBHG Advisor Fund. Pilgrim Baxter Value Investors, Inc. ("Value Investors") serves as the sub-adviser to the PBHG Advisor Core Value Fund. Wellington Management Company, LLP ("Wellington Management") serves as the sub-adviser to the PBHG Advisor Cash Reserves Fund. AnalyticoTSA Global Asset Management, Inc. ("Analytic") serves as sub-adviser to the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government

Fund. See "The Adviser," "Value Investors," "Analytic," and "Wellington Management" under the caption "General Information."

       Who are the Administrator and Sub-Administrator? PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, serves as the administrator for the Company, and SEI Fund Resources (the "Sub-Administrator") serves as sub-administrator for the Company. See "General Information - The Administrator and Sub-Administrator."

       Who are the Transfer Agent and shareholder servicing agents? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent (the "Transfer Agent") of the Company. The Administrator serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between The Administrator and UAM SSC. The Company may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company. See "General Information - The Transfer Agent" and "General Information - Shareholder Servicing Agents."

       Who is the Distributor? PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, provides the Company with distribution services. See "General Information - The Distributor."

       How Can I Purchase Shares? Purchases are made through your investment dealer or selected financial institutions. Purchases may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of the PBHG Advisor Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. A purchase order will be effective as of the Business Day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receive payment by check or readily available funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds. This Prospectus offers Class A and Class B shares of each PBHG Advisor Fund. Class A and Class B shares bear sales charges in different forms and amounts and each class has different levels of expenses.

       Class A Shares. If you purchase Class A shares you will pay a sales charge at the time of purchase (except that Class A shares of the PBHG Advisor Cash Reserves Fund are sold without an initial sales charge). As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge). Certain purchases of Class A shares qualify for a sales charge waiver or reduction. Class A shares bear a 12b-1 distribution plan fee at the annual rate of 0.25% of each PBHG Advisor Fund's average net assets attributable to Class A shares. Class A shares of the PBHG

Advisor Cash Reserves Fund are sold without an initial sales charge and are not subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on redemptions of Class A shares for certain large purchases. See "How to Purchase Fund Shares - Class A Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

       Class B Shares. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. Class B shares bear a 12b-1 distribution plan fee at the annual rate of 1.00% of each PBHG Advisor Fund's average net assets attributable to Class B shares. The Class B 12b-1 distribution plan fee is greater than the Class A 12b-1 distribution plan fee. Class B shares will automatically convert into Class A shares, based on relative net asset value, eight years after the end of the calendar month in which the order to purchase such Class B shares was accepted. Class B shares provide the benefit of putting all invested funds to work from the time the investment is made, but (until conversion) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 distribution plan fee. Class B shares of the PBHG Advisor Cash Reserves Fund can be purchased only in an exchange and are not available for direct purchase. See "Class B Shares" under the caption "How to Purchase Fund Shares."

       Which Arrangement is Best for You? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or will be declined. For more information about these sales arrangements, consult your investment dealer. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another PBHG Advisor Fund offered for sale by this Prospectus. See "Shareholder Services - Exchange Privileges."

       Is There a Minimum Investment? Class A and Class B shares of each PBHG Advisor Fund have a minimum initial investment of $2,500 for regular accounts and $2,000 for traditional and Roth IRAs. Class A and Class B shares of each Fund, however, have a minimum initial investment of only $500 for both regular accounts and IRAs provided a Systematic Investment Plan is established by the investor with a minimum investment of $25 per month at the same time that the initial investment is made. The minimum initial investment for Education IRAs is $500. See "Shareholder Services - Systematic Investment Plan."

       How Do I Redeem Shares? Redemptions may be made on any Business Day. Redemption orders placed prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price for shares is the net asset value per share determined as of the end of the day the order is effective less any applicable contingent deferred sales charge. See "How to Redeem Fund Shares - Class B Shares" and "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

EXPENSE SUMMARY

Shareholder Transaction Expenses (Class A Shares)

===================================================================================================================================
                                                        Maximum
                                     Maximum           Sales Load             Maximum            Redemption
                                   Sales Load          Imposed on         Deferred Sales         Fees (as a
                                   Imposed on          Reinvested           Loads (as a         percentage of
                                  Purchases (as       Dividends (as        percentage of           amount
                                  a percentage        a percentage           original           redeemed, if
                                   of offering         of offering           purchase            applicable)         Exchange
                                     price)              price)              price)(1)               (2)               Fees
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                     5.75%               None                 None                 None               None
Value Fund

-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                     5.75%               None                 None                 None               None
Chip Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                          5.75%               None                 None                 None               None
Enhanced Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                    5.75%               None                 None                 None               None
Cap Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      5.75%               None                 None                 None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                   4.75%               None                 None                 None               None
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-                   1.50%               None                 None                 None               None
Term Government Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                     None                None                 None                 None               None
Reserves Fund
===================================================================================================================================

(1) A contingent deferred sales charge of up to 1% applies to purchases of $1 million or more of Class A Shares that are redeemed within 12 months of the date of purchase. See "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

(2) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class A Shares)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

================================================================================================================================
                                                                                     Other                Total Operating
                                               Advisory                         Expenses (net of       Expenses (net of fee
                                             Fees (net of                           expense             waivers and expense
                                             fee waivers,         12b-1         reimbursements,         reimbursements, if
                                              if any)(1)         Fees(2)         if any) (1)(3)             any) (1)(3)
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                    0.00%             0.25%              1.16%                     1.41%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                   0.00%             0.25%              1.16%                     1.41%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                    0.00%             0.25%              1.16%                     1.41%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                          0.40%             0.25%              1.01%                     1.66%
Concentrated Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                  0.10%             0.25%              1.21%                     1.56%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                       0.00%             0.25%              1.01%                     1.26%
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term                         0.00%             0.25%              0.86%                     1.11%
Government Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                      0.00%             0.25%              0.86%                     1.11%
Fund
================================================================================================================================

------------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are as follows:


                                                                                                 Total
                                                              Advisory    12b-1      Other       Operating
                                                              Fees        Fees       Expenses    Expenses
                                                              --------    -----      --------    --------
         PBHG Advisor Core Value Fund                         0.60%       0.25%      1.21%       2.06%
         PBHG Advisor Blue Chip Growth Fund                   0.60%       0.25%      1.27%       2.12%
         PBHG Advisor Enhanced Equity Fund                    0.60%       0.25%      1.27%       2.12%
         PBHG Advisor Large Cap Concentrated Fund             0.85%       0.25%      1.02%       2.12%
         PBHG Advisor New Opportunities Fund                  0.75%       0.25%      1.21%       2.21%
         PBHG Advisor Master Fixed Income Fund                0.45%       0.25%      1.82%       2.52%
         PBHG Advisor Short-Term Government Fund              0.30%       0.25%      1.82%       2.37%
         PBHG Advisor Cash Reserves Fund                      0.30%       0.25%      1.52%       2.07%

(2) As a result of the 12b-1 fees, long-term shareholders of Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Company estimates that the maximum permissible front-end sales charge would not be exceeded for a substantial number of years.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding:
         (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

Example An investor in Class A shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

================================================================================
                                                    1 Year             3 Years
--------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                         $71                 $100
--------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                   $71                 $100
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                    $71                 $100
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund             $73                 $107
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                  $72                 $104
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                $60                 $86
--------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund              $26                 $50
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                      $11                 $35
================================================================================

The example is based upon Total Operating Expenses for the PBHG Advisor Funds as set forth in the tables above. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of each PBHG Advisor Fund. See "General Information - The Adviser" and "General Information - The Administrator and Sub-Administrator."

Shareholder Transaction Expenses (Class B Shares)

===================================================================================================================================
                                                        Maximum
                                     Maximum           Sales Load                                Redemption
                                   Sales Load          Imposed on             Maximum            Fees (as a
                                   Imposed on          Reinvested         Deferred Sales        percentage of
                                  Purchases (as       Dividends (as         Loads (as a            amount
                                  a percentage        a percentage         percentage of        redeemed, if
                                   of offering         of offering           original            applicable)         Exchange
                                     price)              price)           purchase price)            (1)               Fees
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                     None                None                 5.00%                None               None
Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                     None                None                 5.00%                None               None
Chip Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                          None                None                 5.00%                None               None
Enhanced Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                    None                None                 5.00%                None               None
Cap Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      None                None                 5.00%                None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                   None                None                 5.00%                None               None
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-                   None                None                 5.00%                None               None
Term Government Fund

-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                     None                None                 5.00%                None               None
Reserves Fund
===================================================================================================================================

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class B shares)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

================================================================================================================================

                                              Advisory                              Other                Total Operating
                                              Fees (net                       Expenses (net of         Expenses (net of fee
                                               of fee                              expense             waivers and expense
                                             waivers, if        12b-1          reimbursements,          reimbursements, if
                                              any) (1)         Fees (2)        if any) (1)(3)               any)(1)(3)
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                    0.00%           1.00%               1.16%                     2.16%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                   0.00%           1.00%               1.16%                     2.16%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                    0.00%           1.00%               1.16%                     2.16%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                          0.40%           1.00%               1.01%                     2.41%
Concentrated Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                  0.10%           1.00%               1.21%                     2.31%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                       0.00%           1.00%               1.01%                     2.01%
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term                         0.00%           1.00%               0.86%                     1.86%
Government Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                      0.00%           1.00%               0.86%                     1.86%
Fund
================================================================================================================================

---------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are as follows:

                                                                                                 Total
                                                              Advisory    12b-1      Other       Operating
                                                              Fees        Fees       Expenses    Expenses
                                                              --------    -----      --------    --------
         PBHG Advisor Core Value Fund                         0.60%       1.00%      1.21%       2.81%
         PBHG Advisor Blue Chip Growth Fund                   0.60%       1.00%      1.27%       2.87%
         PBHG Advisor Enhanced Equity Fund                    0.60%       1.00%      1.27%       2.87%
         PBHG Advisor Large Cap Concentrated Fund             0.85%       1.00%      1.02%       2.87%
         PBHG Advisor New Opportunities Fund                  0.75%       1.00%      1.21%       2.96%
         PBHG Advisor Master Fixed Income Fund                0.45%       1.00%      1.82%       3.27%
         PBHG Advisor Short-Term Government Fund              0.30%       1.00%      1.82%       3.12%
         PBHG Advisor Cash Reserves Fund                      0.30%       1.00%      1.52%       2.82%

(2) As a result of the 12b-1 fees, long-term shareholders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Company estimates that the maximum permissible front-end sales charge would not be exceeded for a substantial number of years.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding:
         (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

Example An investor in Class B shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

=================================================================================================
                                                                1 Year                3 Years
-------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                     $73                   $100
-------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                               $73                   $100
-------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                                $73                   $100
-------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                         $76                   $108
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                              $75                   $105
-------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                            $72                   $ 96
-------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                          $70                   $ 91
-------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                                  $70                   $ 91
=================================================================================================

You would pay the following expenses on the same investment, assuming no redemption:

=================================================================================================
                                                                1 Year                3 Years
-------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                     $22                    $68
-------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                               $22                    $68
-------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                                $22                    $68
-------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                         $24                    $75
-------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                              $23                    $72
-------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                            $20                    $63
-------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                          $19                    $58
-------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                                  $19                    $58
=================================================================================================

The example is based upon Total Operating Expenses for the PBHG Advisor Funds as set forth in the tables above. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B shares of each PBHG Advisor Fund. The amount shown in the table as "Other Expenses" is based on estimated amounts for the current fiscal year. See "General Information - The Adviser" and "General Information - The Administrator and Sub-Administrator."

                            THE COMPANY AND THE FUNDS

The Company is an open-end management investment company that offers by means of this Prospectus Class A and Class B shares in 8 separate series:

PBHG ADVISOR VALUE FUNDS                 PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR CORE VALUE FUND         o   PBHG ADVISOR BLUE CHIP GROWTH
                                             FUND
                                         o   PBHG ADVISOR ENHANCED EQUITY FUND

PBHG ADVISOR AGGRESSIVE                  PBHG ADVISOR FIXED INCOME
GROWTH FUNDS                             FUNDS

o   PBHG ADVISOR LARGE CAP               o   PBHG ADVISOR MASTER FIXED INCOME
    CONCENTRATED FUND                        FUND
o   PBHG ADVISOR NEW OPPORTUNITIES       o   PBHG ADVISOR SHORT-TERM
    FUND                                     GOVERNMENT FUND
                                         o   PBHG ADVISOR CASH RESERVES FUND

Each share of each PBHG Advisor Fund represents an undivided interest in that Fund. Each Fund's shares are currently divided into three classes of shares (Class A, Class B and Class I) having different sales related and shareholder servicing expenses and such other preferences and special or relative rights and privileges as the Board of Directors determines. This Prospectus offers Class A and Class B shares of each Fund. Additional information pertaining to the Company may be obtained in writing from the PBHG Advisor Funds, P.O. Box 419229, Kansas City, Missouri 64141-6229, or by calling 1-888-800-2685.


                       INVESTMENT OBJECTIVES AND POLICIES

The following sections describe the investment objectives and primary investment policies of each of the eight series of PBHG Advisor Funds offered by this Prospectus. For additional information see "Portfolio Turnover," "Temporary Defensive Positions," and "Common Investment Policies" under the caption "General Investment Policies and Strategies," "Risk Factors," and "Glossary of Permitted Investments."

PBHG VALUE FUNDS

PBHG Advisor Core Value Fund

The PBHG Advisor Core Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other Equity Securities of large, medium, and small companies which are considered to be relatively undervalued based on certain proprietary measures of value. "Equity Securities" as used in this Prospectus include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.

In selecting investments for the PBHG Advisor Core Value Fund, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Fund may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Fund may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the PBHG Advisor Core Value Fund will invest at least 65% of its total assets in Equity Securities of undervalued issuers. The Equity Securities in which the Fund normally invests will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market.

PBHG ADVISOR GROWTH FUNDS

PBHG Advisor Blue Chip Growth Fund

The PBHG Advisor Blue Chip Growth Fund, a diversified portfolio, seeks long-term growth of capital by investing primarily in Equity Securities of well-known and established companies, both domestic and foreign. The Adviser normally will invest at least 65% of the Fund's net assets in Equity Securities of "blue chip" companies, i.e., companies which have leading market positions in their respective industries and strong financial characteristics, as determined by the Adviser. The Adviser defines blue chip companies to include those in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or the Dow Jones Industrial Average, or which have a market capitalization of at least $5 billion if not included in either index. Within this 65% policy, the Adviser may also include Equity Securities of companies that demonstrate the potential to become blue chip companies in the future.

Blue chip companies typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations.

When choosing the PBHG Advisor Blue Chip Growth Fund's domestic or foreign investments, the Adviser will seek companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P
500. This method of selecting stocks is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. The Adviser looks at strong market sectors and then identifies those companies that offer the most attractive values based upon earnings prospects. The Fund's sector emphasis may shift based on changes in the sector's earnings outlook.

Portfolio candidates for the PBHG Advisor Blue Chip Growth Fund can be identified as companies that typically possess any of the following characteristics and which, in the Adviser's opinion, exhibit high earnings growth relative to their current valuation measures:

Market Leadership

     o Superior potential for growth relative to other companies in the same industry

     o Proprietary technology with the potential to bring about major changes within an industry

     o     Leading sales or market share within an industry

Financial Leadership

     o Superior earnings growth rates or earnings growth prospects relative to industry peers

     o Higher profitability characteristics (e.g., higher profit margins and returns on equity) than comparable industry competitors

     o Stronger balance sheet characteristics (e.g., low debt levels) relative to industry competitors

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund, a diversified portfolio, seeks above average total returns through investments in Equity Securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics. The Fund seeks to achieve its objective by investing primarily in a diversified equity portfolio consisting of publicly traded Equity Securities of U.S. domiciled corporations and options and futures that relate to such securities.

While the Fund may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Fund's stocks will be typical of medium to large companies (typically $15 billion or higher). Under normal market conditions, the PBHG Advisor Enhanced Equity Fund will invest at least 65% of its total assets in Equity Securities of U.S. domiciled corporations.

PBHG ADVISOR AGGRESSIVE GROWTH FUNDS

PBHG Advisor Large Cap Concentrated Fund

The PBHG Advisor Large Cap Concentrated Fund, a non-diversified portfolio, seeks long-term growth of capital. The Fund will normally invest at least 65% of its total assets in securities of large capitalization companies. The Fund will normally be substantially invested in Equity Securities (including ADRs and foreign equity securities). The Fund may invest in convertible debt securities but only if such securities are rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). The Adviser will consider a broad range of industries in choosing investments for the Fund.

Under normal market conditions, the PBHG Advisor Large Cap Concentrated Fund will invest substantially all of its assets in Equity Securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Fund focuses on Equity Securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.

The PBHG Advisor Large Cap Concentrated Fund may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada. The Fund may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Company.

Although the Fund is classified as a non-diversified investment company under the 1940 Act, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

PBHG Advisor New Opportunities Fund

The PBHG Advisor New Opportunities Fund, a diversified portfolio, seeks long-term capital appreciation. The Fund seeks its objective by investing principally in Equity Securities of companies in sectors of the economy which the Adviser believes possess above average long-term growth potential. As a result of the Fund's long-term investment strategy, it is possible that the Fund's total return over certain periods may be less than that of other equity investment vehicles.

The PBHG Advisor New Opportunities Fund will generally invest in companies which the Adviser identifies as offering the best prospects for long-term growth within a particular sector. The Fund invests primarily in common stocks, but may also purchase other Equity Securities and debt securities if the Adviser believes they would help achieve the Fund's objective of capital appreciation. The Fund may also hold a portion of its assets in cash or money market instruments.

The sectors of the economy which offer above average growth potential will change over time. At present, the Adviser has identified the following sectors of the economy, and examples of industries within these sectors, as having an above average growth potential over the next three to five years:

Personal Communications - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;

Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

Energy Related Services - contract drilling services;

Applied/Advanced Technology - database software, application software, entertainment software, networking software, computer system integrators, information services, semiconductors, manufacturing technology;

Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

Value-oriented Consuming - retailers, restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or service at lower prices or offering greater perceived value than competitors.

In addition, the PBHG Advisor New Opportunities Fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above average growth.

The sectors described above represent the Adviser's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The PBHG Advisor New Opportunities Fund will not necessarily be invested in each of these market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the Fund's restrictions, the Fund may invest up to one-half of its assets in any one particular sector.

The PBHG Advisor New Opportunities Fund seeks to invest in companies that offer above average growth prospects in their particular sector of the economy, without regard to the company's size. Companies in the Fund's portfolio will range from small, rapidly growing companies to larger, well-established firms.

The PBHG Advisor New Opportunities Fund will normally emphasize investments in particular economic sectors. Although the Fund will not invest 25% or more of its total assets in any one industry, the Fund's emphasis on particular sectors of the economy may make the value of the Fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the Fund's shares may fluctuate more than the shares of a more diversified investment company.

PBHG ADVISOR FIXED INCOME FUNDS

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund, a diversified portfolio, seeks above average total returns. The Fund will invest in a diversified bond portfolio consisting primarily of U.S.

Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

The PBHG Advisor Master Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Fund's fixed income investments is generally expected, under normal market conditions, to range between three and ten years.

Under normal market conditions, the PBHG Advisor Master Fixed Income Fund will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's,
(ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser or Analytic at the time of purchase to be equivalent to these ratings.

Subject to certain additional limitations, under normal market conditions, the remainder of the PBHG Advisor Master Fixed Income Fund's assets may be invested in floating rate and other types of debt securities, high grade non-U.S. dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Fund may also invest in interest and currency rate-related derivative securities.

PBHG Advisor Short-Term Government Fund

The investment objective of the PBHG Advisor Short-Term Government Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Fund is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between one and three years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.

Under normal market conditions, the PBHG Advisor Short-Term Government Fund will invest at least 80% of its total assets in U.S. Government securities. Subject to certain additional limitations, the remainder of the Fund's assets may be invested in other high grade debt securities, debt securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency-rate and interest rate-related options and futures, and cash and cash equivalents. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's, (ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or
(iii) unrated securities determined by the Adviser or Analytic at the time of purchase to be equivalent to these ratings. The PBHG Advisor Short-Term Government Fund may also invest in repurchase agreements collateralized by U.S. Government securities. For temporary defensive purposes, the Fund may reduce the average duration to less than one year.

PBHG Advisor Cash Reserves Fund

The PBHG Advisor Cash Reserves Fund, a diversified portfolio, seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund will invest in obligations denominated in U.S. dollars consisting of: (i) commercial paper issued by U.S. and foreign issuers rated in one of the two highest rating categories by any two NRSROs at the time of investment, or, if not rated, determined by the Adviser or Wellington Management to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of U.S. and foreign issuers with a remaining term of not more than one year of issuers with commercial paper of comparable priority and security meeting the above ratings; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (v) securities issued by foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) short-term obligations issued by state and local governmental issuers which are rated at the time of investment by at least two NRSROs in one of the two highest municipal bond rating categories and that carry yields that are competitive with those of other types of money market instruments of comparable quality; and (vii) repurchase agreements involving any of the foregoing obligations. The Fund will comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments. Under these regulations, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and, generally, may invest only in securities with maturities of 397 days or less. The purchase of single rated or unrated securities by the Adviser or Wellington Management is subject to approval or ratification by the Board of Directors.

The PBHG Advisor Cash Reserves Fund intends to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share on a continuing basis. The Fund may invest in U.S. Treasury STRIPS. The Fund may also invest up to 10% of its net assets in illiquid securities. Certain restricted securities, including Rule 144A securities and
Section 4(2) commercial paper, which might otherwise be presumed to be illiquid, may be considered liquid pursuant to guidelines established by the Board of Directors. Rule 144A securities are unregistered securities that may be resold only to "qualified institutional buyers." Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

THERE CAN BE NO ASSURANCE THAT ANY PBHG ADVISOR FUND WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process of the Adviser

The Adviser's investment process is both quantitative and fundamental. With respect to the PBHG Advisor Aggressive Growth Funds, the Adviser's investment process is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each PBHG Advisor Aggressive Growth Fund and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios that possess strong growth characteristics. The Adviser tries to keep each Fund fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the PBHG Advisor Aggressive Growth Funds maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

With respect to the PBHG Advisor Growth Funds, the Adviser employs an investment process which is both quantitative and fundamental but which differs from that employed for the PBHG Advisor Aggressive Growth Funds. The Adviser screens more than 9,000 companies and ranks them based upon their future earnings growth prospects relative to their valuation, as calculated by multiple proprietary measures, as well as measures such as earnings surprises, the ratio of relative price to sales and the stability of their past sales growth. The Adviser focuses on those companies which it has identified as having a low valuation relative to potential earnings growth and then applies intensive fundamental research to select the securities of only those companies which the Adviser believes are undervalued relative to their earnings power or cash flow generation capabilities. The Adviser will consider selling securities of companies that, in the Adviser's opinion, have reached their full or fair value relative to their growth prospects or that of their relevant peers. In constructing its investment portfolios, the Adviser strives to reduce the risk of excessive volatility in the net asset value of each of the PBHG Advisor Growth Funds by diversifying investments for those funds across economic sectors. Of course, there can be no assurance that the use of these techniques will be successful, even over the long term.

Investment Process of Value Investors

Value Investors' investment process, like that of the Adviser, is both quantitative and fundamental. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength, and low stock price relative to book, earnings, cash flow, sales and business franchise), Value Investors screens more than 9,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, Value Investors uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. Value Investors follows a disciplined valuation approach that requires it to sell any portfolio security that it believes has become overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process of Analytic

Since 1996, Analytic has been using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen to manage an equity portfolio with similar investment objectives and policies to those of the PBHG Advisor Enhanced Equity Fund. Using this model, Analytic constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price momentum over the last six to twelve months; low "beta" and return volatility; and high trading volume and low bid/ask price spreads.

Such a portfolio of stocks cannot be construed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. Analytic believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").

Analytic believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. Analytic believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on a single style or factor (e.g., value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the PBHG Advisor Enhanced Equity Funds's investment objective will be achieved.

Using factors from each of the five categories described above, Analytic determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:

         Targeted Return -- Expected portfolio return is typically targeted as 3% higher than the annual return on the stocks comprising the S&P 500.

         Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.

         Size -- Average market capitalization is typically targeted to be greater than $15 billion.

         Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.

         Value -- Using specific accounting-related variables, such as the ratio of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe (i.e., its cash flow and earnings are priced relatively cheaply by the market).

         Maximum Issuer Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during the period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.

         Liquidity -- The size of the Fund's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that Analytic's periodic rebalancing of the portfolio does not significantly impact the price of the security.

Analytic seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. Analytic uses an optimizer to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.

Analytic monitors the stocks held by a portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of new events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors. Expected returns are updated monthly and are used to reoptimize the portfolio. Analytic enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rates for each of the PBHG Advisor Funds will not exceed the following levels: PBHG Advisor Core Value Fund, 200%; PBHG Advisor Blue Chip Growth Fund, 50%; PBHG Advisor Enhanced Equity Fund, 150%; PBHG Advisor Large Cap Concentrated Fund, 300%; PBHG Advisor New Opportunities Fund, 150%; PBHG Master Fixed Income Fund, 50%; and PBHG Short-Term Government Fund, 50%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund. Trading in over-the-counter and fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Positions

Under normal market conditions, each PBHG Advisor Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or the applicable sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in investment grade debt securities, cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information for additional information.

Common Investment Policies

Except as otherwise discussed in the investment description for each PBHG Advisor Fund, the following investment policies apply to each Fund except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund:

Each PBHG Advisor Fund may invest up to 20% of its total assets in foreign securities (i.e., securities traded outside the United States and Canada). For purposes of this limitation, "foreign securities" do not include ADRs. Each Fund may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Fund's net assets, and
(ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Fund's total assets. In addition, each Fund may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A or similar security that has been determined to be liquid pursuant to procedures established by the Board of Directors of the Company. Each Fund may also engage in securities lending. Each Fund may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. In addition, each Fund may purchase securities on a when-issued or delayed delivery basis. See "Glossary of Permitted Investments."


                                  RISK FACTORS

Small and Medium Capitalization Stocks

Investments in Equity Securities in general are subject to market risks that may cause their prices to fluctuate over time. In certain cases, the PBHG Advisor Core Value Fund, the PBHG Advisor Enhanced Equity Fund, and the PBHG Advisor New Opportunities Fund may invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

Each PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Foreign Securities and Emerging Markets

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in Technology Companies

Each PBHG Advisor Fund may invest in securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. A Fund may invest in the securities of technology companies operating in various industries. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of a Fund's investments in technology companies. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies. The more extensively that a Fund invests in securities of technology companies, the greater will be its exposure to these risks.

Options and Futures Contracts

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may utilize various call option, put option, and financial futures strategies in pursuit of its objective. Option contracts, futures contracts, and various other financial contracts are also known as derivative securities because their values depend on the values of a more basic underlying security (or perhaps multiple underlying securities), which may be a common stock, a fixed income or other debt security, a foreign currency exchange rate, a stock index, or some other financial instrument or index.

These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by a PBHG Advisor Fund, to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation.

A call option on securities gives the purchaser of the option the right (but not the obligation) to buy from the writer of the option the underlying securities at the exercise price during the option period. Similarly, a put option on securities gives the purchaser of the option the right (but not the obligation) to sell to the writer of the option the underlying securities at the exercise price during the option period.

A financial futures contract is a commitment by both the buyer and the seller of the contract to trade the underlying financial instrument at a price and time agreed upon when the contract is executed. The financial instrument may be a stock index, bond index, interest rate, foreign currency exchange rate, or other similar instrument. The contract may include an option held by the seller with regard to the specific underlying instrument to be delivered from a class of instruments and the specific day of delivery within a delivery month. Options on futures contracts are similar to options on securities, with the futures contract playing the role of the underlying security.

Options on indexes and currencies, and futures on indexes, are similar to options and futures on securities, with the underlying index or currency playing the role of the underlying security, and with the difference that at the end of the option or future period there is generally a cash settlement between buyers and sellers instead of delivery of the underlying security.

Options may be traded on an exchange ("exchange traded options") or may be customized agreements between a PBHG Advisor Fund and a counter-party, often a brokerage firm, bank, or other financial institution. These customized agreements are also known as "over-the-counter" or OTC options. Futures contracts are normally traded as standardized contracts on exchanges. When firm commitment type agreements similar to futures are traded over-the-counter they are usually known as forward contracts. Exchange-traded options and futures have the additional financial backing of an intermediary known as a clearing corporation, whereas OTC options and forwards have no such intermediary and are subject to the credit risk that the counter-party will not fulfill its obligations under the contract. While each Fund, to the extent that it utilizes derivative securities, intends to primarily utilize exchange-traded options and futures, it may also utilize OTC options, currency forward contracts, and other OTC derivative securities. No Fund will invest, at the time of purchase, more than 5% of its net assets in the purchase of OTC options or invest more than 5% of its net assets in the purchase of forward contracts.

Although options on securities and financial futures by their terms call for actual delivery and acceptance of securities, in many cases the contracts are closed out before the expiration date by selling contracts that are owned or by buying contracts that have been sold or written. Like any security transaction, this may produce a realized gain or loss to the Fund. Open positions are valued whenever a Fund's assets are valued and the Fund will have an unrealized gain or loss depending on the difference between the current value of the position and the opening value when the position was entered.

       Writing Covered Put and Call Options on Securities or Indexes. The PBHG Advisor Funds will not write uncovered options or utilize written options to create leverage, but instead will write only covered calls and covered puts.

Writing a covered call option on securities or indexes means that a Fund will own at the time of selling the option (1) the underlying security (or securities convertible into the underlying security without additional consideration), or
(2) in the case of an index, a portfolio of securities which correlates with the index, or (3) a call option on the same security or index with the same or lesser exercise price, or (4) a call option on the same security or index with a greater exercise price, with the difference between the exercise prices maintained as a segregated account containing cash, U.S. Government securities or other liquid high-grade debt securities, or

(5) liquid high-grade segregated debt securities equal to the fluctuating market value of the optioned securities which is marked-to-the-market daily.

Writing a covered put option on securities or indexes means that a PBHG Advisor Fund will, at the time of selling the option (1) enter a short position in the underlying security or index portfolio, or (2) purchase a put option on the same security or index with the same or greater exercise price, or (3) purchase a put option on the same security or index with a lesser exercise price, with the difference between the exercise prices maintained as liquid high-grade segregated debt securities, or (4) maintain the entire exercise price as liquid high-grade segregated debt securities. No Fund will write put options if as a result more than 25% of the Fund's assets would be represented by debt securities segregated for such put options.

The PBHG Advisor Master Fixed Income Fund will only write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. An in-the-money covered call option is an investment in which the Fund purchases common stock and sells a call option with an exercise price that is below the market price of the stock at the time of the option sale. An out-of-the-money covered put option is an investment in which the Fund sells a put option on a common stock or stock index with an exercise price that is below the market price of the stock or index at the time of the option sale and maintains the exercise price as high-grade segregated debt securities.

       Purchasing Put and Call Options on Securities or Indexes. Each PBHG Advisor Fund may purchase put and call options on securities or indexes in pursuit of its objective. A Fund may, at the same time, have a long or covered short position in the underlying security or index, and may have written covered options on the same security or index. Hence the Fund's entire position in a particular security may be complex, consisting of a number of different option positions, a possible position in the underlying security, and a possible segregated debt securities holding.

Convertible Securities, Synthetic Convertible Investments, Certain Covered Call and Cash Secured Put Investments, and Warrants

The PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Enhanced Equity Fund may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of each such Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. No more than 5% of such Funds' total assets will be invested in convertible securities rated at the time of purchase lower than A or equivalent.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in the common stock of the same issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

The PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Enhanced Equity Fund may each invest up to 35% of their total assets in convertible securities, synthetic convertible and certain combinations of covered call and cash secured put investments. A synthetic convertible investment is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant. The Funds may also write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. Convertible securities, synthetic convertible and in-the-money covered calls and out-of-the-money cash secured puts are not taken into account when determining whether the Funds have met the requirements that 65% of their total assets be invested in fixed income and equity securities.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Covered call and cash secured put investments are subject to the risks associated with common stocks and options described above. While such investments have a combined volatility similar to that of long-term corporate bonds, the Adviser and applicable sub-adviser believe they provide greater returns than investment in such bonds.

Purchase and Sale of Financial Futures and Options on Financial Futures

Each PBHG Advisor Fund may purchase or sell financial and other futures contracts and options on financial and other futures contracts in pursuit of its objective.

Futures contracts and their related options may be purchased or sold for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Fund investment in the underlying security or index or securities highly correlated to the underlying index. As with all of the investment strategies that a Fund may employ, there can be no assurance that any such strategy will achieve its objective.

A Fund's futures and related options transactions will be conducted within the following limitations:

(i) When a Fund sells a futures contract, the value of that contract will not exceed the total market value of the portfolio securities being hedged;

(ii) A Fund will write only covered call and put options on futures;

(iii) When a Fund purchases a futures contract it will maintain the market value of the contract in liquid high-grade segregated debt securities as described above;

(iv) A Fund will not enter into futures and options on futures contracts which would cause the aggregate sum of the initial margins for such contracts and related option premiums to exceed 5% of the Fund's net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

Certain Risk Factors Associated with Hedging Strategies

When a PBHG Advisor Fund utilizes futures or options to hedge the price fluctuations of securities it may own or want to purchase, the Fund is exposed to the risk of imperfect correlation between the futures or options and the securities being hedged. That is, the prices of the securities being hedged may not move in the same amount, or even in the same direction, as the hedging instrument. The Adviser or applicable sub-adviser will attempt to minimize this risk by investing only in those contracts whose behavior is expected to resemble the Fund securities being hedged. However, if the Adviser's or applicable sub-adviser's judgment about the general direction of interest rates, market value, volatility, and other economic factors is incorrect, the Fund would have been better off without the use of such hedging techniques. In addition, there is the risk of a possible lack of a liquid secondary market and the resultant inability to close a futures or option position prior to its maturity or expiration date. If the Adviser or applicable sub-adviser determines that the ability to close such a position early is important to its investment strategy, it will only enter such positions on an exchange with a secondary market that it judges to be appropriately active.

For additional information regarding permitted investments for each PBHG Advisor Fund and other risks, see "Glossary of Permitted Investments" and the Statement of Additional Information.


                             INVESTMENT LIMITATIONS

The investment objectives of each PBHG Advisor Fund and the investment limitations set forth herein and certain investment limitations contained in the Statement of Additional Information are fundamental policies of each Fund. A Fund's fundamental policies cannot be changed without the consent of the holders of a majority of such Fund's outstanding shares.

Except for the PBHG Advisor Cash Reserves Fund, each PBHG Advisor Fund, as a fundamental policy, may not:

1. Except for the PBHG Advisor Large Cap Concentrated Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of such Fund would be invested in the securities of such issuer, or such

Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities. With respect to the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, in applying this limitation: (i) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (ii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries).

3. Except for the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, borrow money, other than through reverse repurchase agreements and securities lending activities, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of the Fund's total assets (or 10% of the value of the PBHG Advisor Large Cap Concentrated Fund's total assets), net of liabilities other than senior securities, as provided in the 1940 Act. This borrowing provision is included to facilitate the settlement of securities transactions, and the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of a Fund's total assets will be repaid before making additional investments.

Each of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, as a fundamental policy, may not borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 15% of its total assets valued at market (for this purpose, delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

The percentages stated in items 1 and 2 above apply at the time of the purchase of a security.

The PBHG Advisor Cash Reserves Fund, as a fundamental policy, may not:

1. Purchase securities of any issuer if, as a result, more than 5% of the total assets of such Fund would be invested in the securities of such issuer, except
(a) U.S. Government securities, including securities issued by its agencies and instrumentalities, (b) to the extent permitted by Rule 2a-7 under the 1940 Act, as amended, and (c) that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations of domestic banks.

3. Borrow money, other than through reverse repurchase agreements and securities lending activities, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of the Fund's total assets. This borrowing provision is included to facilitate the settlement of securities transactions, and the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of the Fund's total assets will be repaid before making additional investments.

The percentages stated in items 1 and 2 above apply at the time of the purchase of a security.


                           HOW TO PURCHASE FUND SHARES

You may purchase shares of each PBHG Advisor Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each PBHG Advisor Fund may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

Minimum Investment

The minimum initial investment in Class A and Class B shares of each PBHG Advisor Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25. The minimum initial investment for Education IRAs is $500.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receives payment before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds. Payment may be made by check or readily available funds. The purchase price of shares of a Fund is the public offering price per share next determined after a purchase order is effective. The public offering price per share is, for Class A shares, the net asset value plus any applicable sales load, and for Class B shares, the net asset value. See "Determination of Net Asset Value" below. Purchases will be made in full and fractional shares calculated to three decimal places. A Fund will not issue certificates representing shares of the Funds.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds and (ii) promptly transmit the order to the PBHG Advisor Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the PBHG Advisor Funds so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred by the applicable PBHG Advisor Fund. Each Fund reserves the right to reject a purchase order when such Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

No PBHG Advisor Fund or any of its agents will be responsible for any loss, liability, cost or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. Each Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each PBHG Advisor Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Company that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new or existing investors. In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

Classes of Shares

Each PBHG Advisor Fund offers three classes of shares - Classes A, B and I. Class A and Class B shares, which are described below, are offered by this Prospectus. Class B Shares of the PBHG Advisor Cash Reserve Fund are not available for direct investment and may only be purchased through an exchange of Class B shares of another Fund.

       Class A Shares. Class A shares are divided into four groups.

       Group 1 - Equity Funds. Class A shares of the following PBHG Advisor Funds (the "Equity Funds") are currently sold with a sales charge ranging from 5.75% to 2.00% of the offering price on purchases of less than $1 million: the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor New Opportunities Fund.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              -------------        ----------          ----------
                   $0  -     49,999                 5.75%               6.10%               5.00%
               50,000  -     99,999                 4.50%               4.71%               3.75%
              100,000  -    249,999                 3.50%               3.63%               2.75%
              250,000  -    499,999                 2.50%               2.56%               2.00%
              500,000  -    999,999                 2.00%               2.04%               1.75%


       Group 2 - PBHG Advisor Master Fixed Income Fund. Class A shares of the PBHG Advisor Master Fixed Income Fund are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1 million.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            ------------------------             -------------        ----------         ------------
                   $0  -     49,999                 4.75%               4.99%               4.25%
               50,000  -     99,999                 4.50%               4.71%               4.00%
              100,000  -    249,999                 3.50%               3.63%               3.00%
              250,000  -    499,999                 2.50%               2.56%               2.25%
              500,000  -    999,999                 2.00%               2.04%               1.75%


       Group 3 - PBHG Advisor Short-Term Government Fund. Class A shares of the PBHG Advisor Short-Term Government Fund are currently sold with a sales charge ranging from 1.50% to 1.00% of the offering price on purchases of less than $1 million.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              -------------        ----------          ----------
                   $0  -     99,999                 1.50%               1.52%               1.25%
              100,000  -    499,999                 1.25%               1.27%               1.00%
              500,000  -    999,999                 1.00%               1.01%               0.75%

       Group 4 - PBHG Advisor Cash Reserves Fund. Class A shares of the PBHG Advisor Cash Reserves Fund are currently sold without a sales charge.

       Further Information on Class A Shares. There is no sales charge on purchases of $1 million or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions as described below. Purchases of $1 million or more are at net asset value. Redemptions of Class A shares purchased at net asset value may result in the imposition of a limited contingent deferred sales charge if the dealer's concession referred to above was paid by the Distributor in connection with the purchase of those shares. See "How to Redeem Fund Shares-Contingent Deferred Sales Charge Program for Large Purchases."

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, the Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the PBHG Advisor Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration will not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by applicable law.

The Distributor may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares which are sold at net asset value and are subject to a limited contingent deferred sales charge, for each PBHG Advisor Fund other than the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $47 million of such purchases, plus 0.25% of amounts in excess of $50 million of such purchases. The Distributor may make similar payments in an amount equal to 0.10% of purchases of $1 million or more of Class A shares of the PBHG Advisor Short-Term Government Fund which are sold at net asset value and are subject to a limited contingent deferred sales charge. The Distributor pays dealers of record commissions on sales of Class A shares based upon the investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. See "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

       Reductions in Initial Sales Charges. Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the PBHG Advisor Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of the PBHG Advisor Cash Reserves Fund and Class B shares of the other PBHG Advisor Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

The term "purchaser" means:

(Diamond)         an individual and his or her spouse and  children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

(Diamond)         a 403(b) plan, the employer/sponsor of which is an
                  organization described under Section 501(c)(3) of the Internal
                  Revenue Code of 1986, as amended (the "Code"), provided that:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal;

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

(Diamond)         a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

(Diamond)         a Simplified Employee Pension ("SEP"), Salary Reduction and
                  other Elective Simplified Employee Pension account ("SAR-SEP") where the employer has notified the Distributor in writing that all of its related employee SEP or SAR-SEP accounts should be linked;

(Diamond)         any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the PBHG Advisor Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Letters of Intent. A "purchaser," as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of PBHG Advisor Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "How to Purchase Fund Shares - Classes of Shares." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" if the PBHG Advisor Funds are advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the purchaser will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the purchaser irrevocably constitutes and appoints the Transfer Agent as his agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program the purchaser wishes to cancel the agreement, he must give written notice to the Distributor. If at any time before completing the LOI program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any PBHG Advisor Fund with a value of $20,000 and wishes to invest an additional $40,000 in a PBHG Advisor Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the PBHG Advisor Fund with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Purchases At Net Asset Value. Purchases of Class A shares of any of the PBHG Advisor Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a PBHG Advisor Fund (see "General Information - Dividends and Distributions"); (b) exchanges of shares of certain other PBHG Advisor Funds (see "Shareholder Services - Exchange Privileges"); (c) use of the reinstatement privilege (see "How to Redeem Fund Shares"); or (d) a merger, consolidation or acquisition of assets of a PBHG Advisor Fund.

The following persons may purchase Class A shares of the PBHG Advisor Funds through the Distributor without payment of an initial sales charge: (a) the Adviser and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of the Adviser or its affiliates or of certain mutual funds which are advised or managed by the Adviser, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of the Adviser or its affiliates; (d) discretionary advised clients of the Adviser and its affiliates; (e) registered representatives and employees of dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the PBHG Advisor Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (f) financial institution trust departments investing an aggregate of $1 million or more in the PBHG Advisor Funds, (g) clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the PBHG Advisor Funds, (h) managed account programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the PBHG Advisor Funds that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the PBHG Advisor Funds in connection with such services, (i) clients of registered representatives of an authorized investment dealer if such purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge, or other sales charge has been assessed, and (j) former shareholders of the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, or Analytic Short-Term Government Portfolio (the "Analytic Portfolios") who obtained their initial shares of any PBHG Advisor Fund in a reorganization of any such Analytic Portfolio into a corresponding PBHG Advisor Fund.

In addition, Class A shares of any PBHG Advisor Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested is at least $1 million; (2) the sponsor signs a $1 million LOI; (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees; or (4) all of the plan's transactions are executed through a single financial institution or service organization which has entered into an agreement with the Distributor with respect to its use of the PBHG Advisor Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable PBHG Advisor Fund.

       Class B Shares. Class B shares are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. See "How to Redeem Fund Shares - Class B Shares." The Company has adopted a 12b-1 distribution plan applicable to Class B shares. See "General Information - Class B Plan." Class B shares will automatically convert into Class A shares, based on relative net asset value, eight years after the end of the calendar month in which the order to purchase such Class B shares was accepted. Class B shares of the PBHG Advisor Cash Reserves Fund are only available for exchanges from other Class B shares and are not available for direct purchase.

The Distributor may pay sales commissions to dealers and institutions who sell Class B shares of the PBHG Advisor Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class B Rule 12b-1 distribution plan. See "Distribution Plans."

       Class A and Class B Shares. For any PBHG Advisor Fund offered by this Prospectus, the Distributor and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by this Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such Fund. The Distributor and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the PBHG Advisor Funds' prospectuses, or other appropriate means, and will provide notice to the extent required by law in the case of termination or material modification to the exchange privilege discussed under "Shareholder Services - Exchange Privileges."


                              SHAREHOLDER SERVICES

Shareholder Services Offered

The PBHG Advisor Funds offer the shareholder services described below. Each PBHG Advisor Fund reserves the right to amend such shareholder services or to change the terms or conditions relating to such services. Shareholders will be notified of such action to the extent required by law. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the PBHG Advisor Funds receive your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the PBHG Advisor Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the PBHG Advisor Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the PBHG Advisor Funds designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the PBHG Advisor Funds. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Funds to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

       Exchange Privileges. You can exchange your shares for shares of the same class of other PBHG Advisor Funds at net asset value.

       Certain Class A Exchanges. As noted above, the Equity Funds are the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor New Opportunities Fund. Class A shares of the Equity Funds may be exchanged for Class A shares of any PBHG Advisor Fund at relative net asset value without payment of sales charges.

Class A shares of the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund (the "Fixed Income Funds") may be exchanged for Class A shares of any PBHG Advisor Fund and the exchange will be made at: the public offering price if PBHG Advisor Cash Reserves Fund shares are being exchanged for Class A shares of another PBHG Advisor Fund; net asset value if the Fixed Income Fund shares being exchanged were acquired upon an exchange of an Equity Fund's shares; and the difference in sales charge will apply if Equity Fund shares are being acquired upon exchange of Fixed Income Fund shares. See "How To Purchase Fund Shares -- Purchases at Net Asset Value."

       Class A Large Purchases and Class B Shares. If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Adviser or the Board of Directors believe doing so would be in the best interests of a PBHG Advisor Fund, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating PBHG Advisor Funds, and may be modified or discontinued by any of such Funds or by the Distributor at any time, and to the extent permitted by applicable law, without notice.

Shares of any PBHG Advisor Fund (other than the PBHG Advisor Cash Reserves Fund) to be exchanged are redeemed at their net asset value as determined at the close of the NYSE, which is normally 4:00 p.m. Eastern Time ("NYSE Close") on the day that an exchange request in proper form (described below) is received. Exchange requests received after the NYSE Close will result in the redemption of shares at their net asset value at the NYSE Close on the next business day. Normally, shares of a Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that such Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange.

       Exchanging by Mail. You may exchange your shares by mail by sending a written request to the PBHG Advisor Funds. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the PBHG Advisor Funds from which and into which the exchange is to be made. Your request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Fund Shares."

       Exchanging by Telephone. You or your investment professional may request an exchange by telephone. If you do not wish to allow telephone exchanges by any person in your account, you should decline that option on the account application. The Distributor has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares among any of the PBHG Advisor Funds. The Distributor reserves the right to impose conditions on dealers or investment advisers who make telephone exchanges of shares among the Funds, including the condition that any such dealer or investment adviser enter into an agreement (which contains additional conditions with respect to exchanges of shares) with the Distributor. To exchange shares by telephone, you or your investment professional who has satisfied the foregoing conditions must call the PBHG Advisor Funds at 1-888-800-2685. If you are unable to reach the PBHG Advisor Funds by telephone, you may use overnight courier services to expedite exchanges by mail, which will be effective on the Business Day received by the PBHG Advisor Funds as long as such request is received prior to the NYSE Close. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone exchange request that it reasonably believes to be genuine, but may be liable in certain cases for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

The exchange privilege may be exercised only in those states where the shares of the PBHG Advisor Fund being purchased in an exchange may legally be sold.

       Tax-Sheltered Retirement Plans. A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the PBHG Advisor Funds.

       Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to a PBHG Advisor Fund monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the PBHG Advisor Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one PBHG Advisor Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

         Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

       SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

       401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

       401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the PBHG Advisor Funds on a tax-deferred basis in order to help them meet their retirement needs.

       403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

       Other Special Accounts. The PBHG Advisor Funds also offer the following special accounts to meet your needs:

       Education IRAs. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like Traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. This fee can be prepaid or will be deducted from your account if not received by the announced deadline.

       Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the PBHG Advisor Funds you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

       Custodial and Fiduciary Accounts. The PBHG Advisor Funds provide a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

       For further information regarding any of the above retirement plans and accounts, please contact your investment or tax professional.


                            HOW TO REDEEM FUND SHARES

General

       You may sell (redeem) shares in your account by contacting your investment dealer or the Company. If you sell shares through an investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

       Redemption orders received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. The redemption price of Class B shares and Class A shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. Payment of net redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment will take 15 days.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern Time for each other PBHG Advisor Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value." The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

Redemption requests must be in writing and sent to the PBHG Advisor Funds.

Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the name of the PBHG Advisor Fund and the account number of shares to be redeemed; (c) signature guarantees, as described below; and (d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

In addition to these requirements, shareholders who have invested in a PBHG Advisor Fund to establish an IRA should include the following information along with a written request for either partial or full liquidation of Fund shares:
(a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

By Telephone

Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person for his account, the shareholder should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Accounts in the Distributor's prototype retirement plans (such as IRA and

IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. The Distributor has made arrangements with certain dealers and investment advisers to accept telephone instructions for the redemption of shares. The Distributor reserves the right to impose conditions on these dealers and investment advisers, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with the Distributor. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if it reasonably believes such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a PBHG Advisor Fund by Federal Reserve wire on federal holidays restricting wire transfers.

By ACH

The PBHG Advisor Funds do not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Expedited Redemptions (PBHG Advisor Cash Reserves Fund only)

If a redemption order is received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern Time, the redemption will be effective on that day and the PBHG Advisor Cash Reserves Fund will endeavor to transmit payment on that same business day. If the redemption order is received after 2:00 p.m. and prior to the NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.


Redemptions by Check (PBHG Advisor Cash Reserves Fund only)

After completing the appropriate authorization form, shareholders may use checks to effect redemptions from the PBHG Advisor Cash Reserves Fund. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than fifteen business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such Fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

Check writing service is offered free of charge to shareholders of the PBHG Advisor Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-888-800-2685 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The PBHG Advisor Funds require signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice to shareholders.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature

Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact your investment dealer. The PBHG Advisor Funds do not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, each PBHG Advisor Fund, with respect to its Class A shares and Class B shares, will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for such Fund. See "Minimum Investment," "Systematic Investment Plans" and "Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days after notice from the applicable PBHG Advisor Fund to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Class B Shares

Class B shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the applicable contingent deferred sales charge shown in the table below. No contingent deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

         Year                       Contingent Deferred
         Since                      Sales Charge as
         Purchase                   % of Dollar Amount
         Made                       Subject to Charge

         First                      5%
         Second                     4%
         Third                      3%
         Fourth                     3%
         Fifth                      2%
         Sixth                      1%
         Seventh                    0%

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the original cost of the redeemed shares.

The contingent deferred sales charge on Class B shares will be waived on redemptions (1) following the death or post purchase disability, as defined in
Section 72(m)(7) of the Code, of a shareholder or as settlor of a living trust (provided the PBHG Advisor Funds are notified of such death or post-purchase disability at the time of the redemption request and are provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of each PBHG Advisor Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Fund, and (5) effected by the Adviser, the sub-advisers or their affiliates of any of their investments in Class B shares.

Waiver category (1) above applies only to redemptions of Class B shares held at the time of death or initial determination of post-purchase disability.

Waiver category (2) above applies only to redemptions resulting from:

       (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

       (ii) in kind transfers of assets where the participant or beneficiary notifies the PBHG Advisor Funds of such transfer no later than the time such transfer occurs;

       (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more of the PBHG Advisor Funds;

       (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

Contingent Deferred Sales Charge Program for Large Purchases

A contingent deferred sales charge applies to purchases of $1 million or more of Class A shares of each PBHG Advisor Fund other than the PBHG Advisor Cash Reserves Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at rates as follows: (i) for each Fund other than the PBHG Advisor Short-Term Government Fund, 1% of the first $2 million of purchases, plus 0.80% of the next $1 million of purchases, plus 0.50% of the next $47 million of purchases, plus 0.25% of purchases in excess of $50 million; and (ii) for the PBHG Advisor Short-Term Government Fund, 0.10% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1 million;
(b) the sponsor of a Plan signs a Letter of Intent to invest at least $1 million in one or more of the PBHG Advisor Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the PBHG Advisor Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1 million; (4) redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

Reinstatement Privilege (Class A Shares only)

Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds in Class A shares of any PBHG Advisor Fund (except Class A shares of the PBHG Advisor Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. The shareholder must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another PBHG Advisor Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the Fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the Fund shares purchased will include the sales charge. Each PBHG Advisor Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in the same class of shares of any PBHG Advisor Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the PBHG Advisor Funds of his or her intent to do so at the time of reinvestment.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the NYSE Close on any Business Day. The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is listed under PBHG Advisor in the mutual fund section of most major daily newspapers, including The Wall Street Journal. Each Fund's assets (other than the PBHG Advisor Cash Reserves Fund) are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The PBHG Advisor Cash Reserves Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Net asset value per share is determined daily as of 2:00 p.m. Eastern time on each Business Day.

                             PERFORMANCE ADVERTISING

From time to time, each PBHG Advisor Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the PBHG Advisor Cash Reserves Fund, yield refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The "current yield" of the PBHG Advisor Cash Reserves Fund refers to the net change (excluding capital changes and income other than investment income) in the value of an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the PBHG Advisor Cash Reserves Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Fund may also from time to time advertise its total return along with the current yield. The current yield quotation more closely reflects the current earnings of the Fund than the total return.

The total return of each PBHG Advisor Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the applicable Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Each PBHG Advisor Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each PBHG Advisor Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                               RELATED PERFORMANCE

The PBHG Advisor Funds had not commenced operations as of the date of this Prospectus. Consequently, the Funds have not yet established their own performance records. However, the investment objectives, policies and strategies of several of the Funds are substantially similar to those of the portfolios of certain other mutual funds whose performance may be relevant to an investor deciding whether to invest in such Funds.

PBHG Advisor Large Cap Concentrated Fund

The investment objectives, policies and strategies of the PBHG Advisor Large Cap Concentrated Fund are substantially similar to those of the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), a series of The PBHG Funds, Inc. The Large Cap 20 Fund is also managed by the Adviser. The total return for the Large Cap 20 Fund for the one-year period ended March 31, 1998 was 72.76%. The average annual return for the Large Cap 20 Fund since commencement of operations (December 2, 1996) through March 31, 1998 was 42.21%.

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund will acquire the assets and assume the liabilities of the Analytic Enhanced Equity Portfolio (the "Enhanced Equity Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Enhanced Equity Portfolio expected to be effective May 29, 1998. The Enhanced Equity Portfolio is managed by Analytic, which manages the PBHG Advisor Enhanced Equity Fund as its sub-adviser. The investment objectives, policies and strategies of the Fund are substantially similar to those of the Enhanced Equity Portfolio. For the one year period ended March 31, 1998, the total return of the Enhanced Equity Portfolio was 49.55%. The average annual total return for the Enhanced Equity Portfolio for the three year period ended March 31, 1998 was 32.25%. The average annual total return of the Enhanced Equity Portfolio from July 1, 1993 (commencement of public offering) through March 31, 1998 was 22.42%.

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund will acquire the assets and assume the liabilities of the Analytic Master Fixed Income Portfolio (the "Master Fixed Income Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Master Fixed Income Portfolio expected to be effective May 29, 1998. The Master Fixed Income Portfolio is managed by Analytic, which manages the PBHG Advisor Master Fixed Income Fund as its sub-adviser. The investment objectives, policies and strategies of the Fund are substantially similar to those of the Master Fixed Income Portfolio. For the one year period ended March 31, 1998, the total return of the Master Fixed Income Portfolio was 13.21%. The average annual return for the Master Fixed Income Portfolio for the three year period ended March 31, 1998 was 9.96%. The average annual total return of the Master Fixed Income Portfolio from July 1, 1993 (commencement of public offering) through March 31, 1998 was 7.69%.

PBHG Advisor Short-Term Government Fund

The PBHG Advisor Short-Term Government Fund will acquire the assets and assume the liabilities of the Analytic Short-Term Government Portfolio (the "Short-Term Government Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Short-Term Government Portfolio expected to be effective May 29, 1998. The Short-Term Government Portfolio is managed by Analytic, which manages the PBHG Advisor Short-Term Government Fund as its sub-adviser. The investment objectives, policies and strategies of the Fund are substantially similar to those of the Short-Term Government Portfolio. For the one year period ended March 31, 1998, the total return of the Short-Term Government Portfolio was 6.48%. The average annual return for the Short-Term Government Portfolio for the three year period ended March 31, 1998 was 6.43%. The average annual total return of the Short-Term Government Portfolio from July 1, 1993 (commencement of public offering) through March 31, 1998 was 5.20%.

PBHG Advisor Blue Chip Growth Fund

Robert Urquhart, CFA, is the portfolio manager for the PBHG Advisor Blue Chip Growth Fund and is primarily responsible for the day-to-day management of the Fund. See "General Information - The Adviser." Before joining the Adviser, Mr. Urquhart was Managing Director of PNC Equity Advisor where he was responsible for managing the Compass Capital Large Cap Growth Equity Portfolio (the "Compass Large Cap Growth Portfolio"). Mr. Urquhart had full discretionary authority over the selection of investments for that fund during the period June 30, 1995 through August 29, 1997. The investment objectives, policies and strategies of the PBHG Advisor Blue Chip Growth Fund are substantially similar to those of the Compass Large Cap Growth Portfolio.

The following table compares the performance of the Compass Large Cap Growth Portfolio during Mr. Urquhart's tenure as its portfolio manager to the Russell 1000 Growth Index during the same time period.

====================================================================================================
                                                                   One Year            June 30,
                                                                 Period Ended        1995 through
                                                                  August 29,          August 29,
                                                                    1997(1)            1997(2)
----------------------------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio (Institutional                   37.93%              27.34%
Shares)
----------------------------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio (Class A Shares)                 37.31%              26.77%
----------------------------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio (Class B Shares)                 36.32%               N/A
----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                           39.36%              28.37%
====================================================================================================

---------------

(1)   Total Return for the period.
(2)   Annualized.


The PBHG Advisor Blue Chip Growth Fund and the Compass Large Cap Growth Portfolio are separate funds and the historical performance of the Compass Large Cap Growth Portfolio is not indicative of the potential performance of the PBHG Advisor Blue Chip Growth Fund.

The performance data shown above reflect the deduction of historical fees and expenses paid by the series corresponding to the applicable PBHG Advisor Funds, and not those expected to be paid by such PBHG Advisor Funds. The data also do not reflect the sales load borne by investors in Class A shares of the PBHG Advisor Funds, expenses paid under the Rule 12b-1 distribution plans for Class A and Class B shares of such Funds, or the contingent deferred sales charge applicable to Class B shares and certain Class A share purchases. In addition, although it is anticipated that each applicable PBHG Advisor Fund and its corresponding series will invest in similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the PBHG Advisor Funds to calculate their own performance.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the PBHG Advisor Funds or their shareholders. Accordingly, you are urged to consult your tax advisers regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

Tax Status of the Funds

Each PBHG Advisor Fund is treated as a separate entity for federal income tax purposes and is not combined with the other PBHG Advisor Funds. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded RICs as defined under Subchapter M of the Code. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions

Each PBHG Advisor Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The PBHG Advisor Funds will make annual reports to shareholders of the federal income tax status

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of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the PBHG Advisor Funds (such as U.S. Treasury STRIPS, defined in the "Glossary of Permitted Investments") are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though such Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a PBHG Advisor Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from such Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax adviser to determine whether any portion of the income dividends received from a PBHG Advisor Fund is considered tax exempt in your particular state.

Dividends declared by a PBHG Advisor Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by such Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.

Each PBHG Advisor Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Tax Treatment of Transactions

Each sale, exchange or redemption of a PBHG Advisor Fund's shares is a taxable event to the shareholder.

Income derived by a PBHG Advisor Fund from securities of foreign issuers may be subject to foreign withholding taxes. The PBHG Advisor Funds may be able to treat shareholders as having paid their proportionate share of such foreign taxes.

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                               GENERAL INFORMATION

The Company

PBHG Advisor Funds, Inc., an open-end management investment company, was incorporated in Maryland on January 9, 1998. The Company reserves the right to create and issue shares of additional portfolios. Each PBHG Advisor Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Funds under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. In addition to the Class A and Class B shares offered for sale by this Prospectus, the Company offers Class I shares which are available only to certain institutional investors and are not offered by this Prospectus. Class I shares do not carry the same sales charges and other expenses as Class A and Class B shares, which may affect performance. Class I shares have no preference over Class A and Class B shares. Investors may obtain more information concerning Class I shares by calling 1-888-800-2685.

The Adviser

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The sole shareholder of the Adviser is United Asset Management Corporation ("UAM"), a NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $16 billion in assets. In addition to advising the PBHG Advisor Funds, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each PBHG Advisor Fund under an investment advisory agreement with the Company (the "Advisory Agreement"), on behalf of each of the Funds. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board of Directors of the Company.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.60% for the PBHG Advisor Core Value Fund; 0.60% for the PBHG Advisor Blue Chip Growth Fund; 0.60% for the PBHG Advisor Enhanced Equity Fund; 0.85% for the PBHG Large Cap Concentrated Fund; 0.75% for the PBHG Advisor New Opportunities Fund; 0.45% for the PBHG Advisor Master Fixed Income Fund; 0.30% for the PBHG Advisor Short-Term Government Fund; and 0.30% for the PBHG Advisor Cash Reserves Fund.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has

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agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless:
(i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

Gary L. Pilgrim, CFA serves as the portfolio manager of the PBHG Advisor New Opportunities Fund. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser since 1990 and is also a Director of the Adviser.

James D. McCall, CFA manages the PBHG Advisor Large Cap Concentrated Fund. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First National Bank of Maryland.

Robert Urquhart, CFA manages the PBHG Advisor Blue Chip Growth Fund. Mr. Urquhart joined the Adviser from PNC Equity Advisor, where he was Managing Director responsible for management of approximately $1.5 billion in assets concentrated in large cap growth and growth and income products. Previously, Mr. Urquhart was Chief Financial Officer for Cole Financial Group where he had portfolio management


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


responsibilities. Mr. Urquhart earned an MBA degree from Harvard University and a BS degree in Business/Finance from the University of Colorado.

Value Investors

Pilgrim Baxter Value Investors, Inc. (formerly, Newbold's Asset Management, Inc.), 825 Duportail Road, Wayne, PA 19087, a registered investment adviser that was formed in 1940, is a wholly-owned subsidiary of the Adviser. Value Investors currently has discretionary management authority with respect to over $4 billion in assets. In addition to sub-advising certain of the PBHG Advisor Funds, Value Investors provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies. Value Investors serves as the investment sub-adviser for the PBHG Advisor Core Value Fund pursuant to an investment sub-advisory agreement with the Company, on behalf of such Fund, and the Adviser (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Value Investors manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the PBHG Advisor Core Value Fund, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed daily and paid monthly at annual rates of 0.40%.

Gary D. Haubold, CFA manages the PBHG Advisor Core Value Fund. Mr. Haubold joined Value Investors in January 1997. Prior to joining Value Investors, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Fund of the MAS Fund from its inception in December 1994 through January 1997 and the co-manager of the Small Cap Value Fund of the MAS Fund from December 1994 through January 1997. Mr. Haubold was the person primarily responsible for the day-to-day management of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

Analytic

Analytic o TSA Global Asset Management, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017 is a wholly owned subsidiary of UAM, the parent company of the Adviser.

Analytic was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA

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

Capital Management ("TSA") which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to an investment sub-advisory agreement with the Company and the Adviser, on behalf of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, Analytic, subject to the control and direction of the Adviser and the Board of Directors of the Company, manages the Funds in accordance with each Fund's stated investment objective and policies and makes investment decisions for the Funds.

Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund. Mr. Barker has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently served as a research analyst with Analysis Group, Inc. from October 1993 until April 1998. Previously he was with Zontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic specializing in the fixed income area. He initially joined the firm in January 1996 when TSA merged with Analytic Investment Management, Inc. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. The portfolio managers are subject to the supervision of Analytic's investment management committee.

Dennis M. Bein and Harindra de Silva are the portfolio managers for the PBHG Advisor Enhanced Equity Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently served as a senior associate for Analysis Group, Inc. from August 1990 until April 1998. Dr. de Silva is the President of the Analytic Optioned Equity Fund and serves as a managing director of Analytic, which he joined in May of 1995. He concurrently served as a principal of Analysis Group, Inc. from March 1986 until April 1998. The portfolio managers are subject to the supervision of Analytic's investment management committee.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the sub-advisory agreement, the Adviser pays Analytic an annual fee based on the average daily net assets of each Fund as follows:

PBHG Advisor Master Fixed Income Fund                           0.25%
PBHG Advisor Enhanced Equity Fund                               0.40%
PBHG Advisor Short-Term Government Fund                         0.10%


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


Wellington Management

Wellington Management Company, LLP serves as the investment sub-adviser for the PBHG Advisor Cash Reserves Fund pursuant to an investment sub-advisory agreement with the Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser. Under the sub-advisory agreement, Wellington Management manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the PBHG Advisor Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1997, Wellington Management had investment management authority with respect to approximately $174.5 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

The Administrator and Sub-Administrator

The Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Company. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.

The Sub-Administrator, an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"), assists the Administrator in providing administrative services to the Company. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

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

The Transfer Agent

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri, 64141-6534, serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement with the Company. From time to time, the Company may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the PBHG Advisor Funds, delivering, on behalf of the Company, proxy statements, annual reports, updated prospectuses, other communications regarding the Company, and related services as the Company or the beneficial owners may reasonably request.

Shareholder Servicing Agents

The Administrator acts as shareholder servicing agent for the Company. UAM SSC acts as sub-shareholder servicing agent for the Company.

The Distributor

The Company has entered into distribution agreements relating to the PBHG Advisor Funds (the "Distribution Agreements"), dated April 1, 1998, with the Distributor, a registered broker-dealer, pursuant to which the Distributor acts as the distributor of Class A and Class B shares of the PBHG Advisor Funds. The address of the Distributor is 825 Duportail Road, Wayne, Pennsylvania 19087. Certain directors and officers of the Company are affiliated with the Distributor.

The Distribution Agreements provide the Distributor with the exclusive right to distribute shares of the Funds directly and through institutions with whom the Distributor has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, the Distributor sells Class B shares at net asset value subject to a contingent deferred sales charge established by the Distributor. The Distributor is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by the Distributor. The Distribution Agreement for the Class B shares provides that the Distributor (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the 12b-1 distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of the Distributor. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B shares distribution plan (as defined in the plan) would terminate all payments to the Distributor. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

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

Distribution Plans

The PBHG Advisor Funds have adopted Distribution Plans applicable to Class A and Class B shares.

       Class A Plan. The Distribution Plan applicable to Class A shares of the PBHG Advisor Funds (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act authorizes the Company to pay an aggregate amount of up to 0.35% of the average daily net assets of Class A shares of each Fund on an annualized basis to compensate the Distributor for certain promotional and other sales-related costs, and to pay selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of a Fund. The Company's directors have determined that payments under the 12b-1 distribution plan will currently be limited to 0.25%. Notice will be given to shareholders of any proposed increase in such amount. Payments can also be directed to selected institutions who have entered into service agreements with respect to Class A shares of the Funds and who provide continuing personal services to their customers who own Class A shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a PBHG Advisor Fund, in amounts of up to 0.25% of the average net assets of such Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to the Distributor in excess of 0.25% are characterized as an asset-based sales charge pursuant to the Class A Plan.

       Class B Plan. Each PBHG Advisor Fund also has adopted a Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays an aggregate amount of 1.00% of the average daily net assets on an annualized basis attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

       Class A and Class B Plans. Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature,

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supplemental payments to dealers and other institutions such as asset-based sales charges or payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a PBHG Advisor Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Company will not be obligated to pay more than that fee, and if the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of NASD Regulation, Inc.

Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company, as defined by the 1940 Act, or by a vote of the holders of the majority of the outstanding shares of the applicable class.

Under the Plans, the Distributor may, in its discretion, from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

Financial intermediaries and any other person entitled to receive compensation for selling PBHG Advisor Fund shares may receive different compensation for selling shares of one class than another class.

For additional information concerning the operation of the Plans see the Statement of Additional Information.

Directors of the Company

The management and affairs of the Company are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.

Voting Rights

Each share held entitles the shareholder of record to one vote for each dollar of net asset value of shares of stock owned by the shareholder. Shareholders of each PBHG Advisor Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds of the Company will be voted on only by shareholders of the affected series. Shareholders of all series of the Company will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of each class of shares of the Company will vote separately on matters relating solely to that class of shares and not on matters relating solely to another class of shares. As a Maryland corporation, the Company is not

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

required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Company and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. In the event that such a meeting is requested, the Company will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Company issues unaudited financial information semi-annually and audited financial statements annually for each PBHG Advisor Fund. The Company also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Year 2000 Compliance

There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Company is actively working with the Adviser, the sub-advisers and the Company's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and Shareholder Servicing Agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Company believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Company does not currently anticipate that there will be any material cost to the Company or any PBHG Advisor Fund as a result of this project.

Shareholder Inquiries

You may direct inquiries to the Company by writing to PBHG Advisor Funds, Inc., P.O. Box 419229, Kansas City, Missouri 64141-6229.

Dividends and Distributions

Substantially all of the net investment income (exclusive of capital gains) of a PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund) is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by each Fund at least annually. The PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term

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Government Fund, and PBHG Advisor Cash Reserves Fund accrue dividends daily and pay them monthly to shareholders.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer. If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends and distributions of the PBHG Advisor Funds are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Company. Coopers & Lybrand L.L.P. serves as the independent accountants of the Company.

Custodian

First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Company and each PBHG Advisor Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


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                                                                        Appendix

                        GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the PBHG Advisor Funds:

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Securities that evidence ownership interests in a company, such as common stock and preferred stock. Investments in equity securities are subject to market risks which may cause their prices to fluctuate over time.

Foreign Currency Transactions -- Each PBHG Advisor Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A PBHG Advisor Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a PBHG Advisor Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the sub-adviser.

A PBHG Advisor Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities and Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each PBHG Advisor Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a PBHG Advisor Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts and Options on Futures Contracts -- The PBHG Advisor Funds may enter into futures contracts for the purchase or sale of securities, including, for the Fund, index contracts on foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. Each of the specified Funds may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Each of the specified Funds may enter into futures contracts, and with respect to the Fund options thereon, to the extent that (i) aggregate initial margin deposits to establish positions other than "bona fide hedging" positions (and premiums paid for unexpired options on futures contracts) do not exceed 5% of the Fund's net assets and (ii) the total market value of obligations underlying all futures contracts does not exceed 20% of the value of the Fund's total assets or 50% of the value of each of the other specified Fund's total assets.

The PBHG Advisor Funds may also purchase and write options to buy or sell futures contracts. The Funds may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

Each PBHG Advisor Fund will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser (as defined hereinafter) or applicable sub-adviser determines the liquidity of each PBHG Advisor Fund's investments and, through reports from the Adviser or sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or sub-adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities (10% for the PBHG Advisor Cash Reserves Fund), it would seek to take appropriate steps to protect liquidity.

Mortgage-Related Securities -- Securities that include interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Mortgage-related securities not issued or guaranteed by U.S. Government agencies or instrumentalities are not considered U.S. Government securities for purposes of the 80% test for such securities in the PBHG Advisor Short-Term Government Fund. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The interest rates earned on such securities may be fixed, in the case of pools of fixed-rate mortgages, or variable, in the case of pools of adjustable-rate mortgages. Each PBHG Advisor Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, such as collateralized mortgage obligations, and in other types of mortgage-related securities.

An example of a mortgage-related security is a GNMA mortgage-backed certificate. Although the mortgage loans in the pool underlying the certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate will be substantially less because the mortgages may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages increases, thereby shortening the average life of the GNMA certificate. Conversely, when interest rates are rising, the rate of prepayment decreases, thereby lengthening the actual average life of the certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the possibility of prepayment and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective then typical non-callable bonds of similar maturities at "locking in" higher yields during periods of declining rates, although they may have comparable risks to decline in value during periods of rising interest rates.

Options -- The PBHG Advisor Funds may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Adviser deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time a Fund enters into such options.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the Funds will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser or the sub-adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the Funds must establish and maintain a segregated account with the Fund's Custodian containing cash or other liquid assets in an amount at least equal to the market value of the option.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Repurchase agreements are agreements by which a person (e.g., a PBHG Advisor Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New
York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a PBHG Advisor Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Fund may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Company. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. A Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Investing in Rule 144A securities may increase the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Funds.

Securities Lending -- In order to generate additional income, certain of the PBHG Advisor Funds may lend the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent. Each Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser or sub-advisers to be of good standing and when, in the judgment of the Adviser or sub-advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk.

Swaps -- As a way of managing its exposure to different types of investments, a PBHG Advisor Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investments exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. The Fund will enter into swaps only with counterparties deemed creditworthy by the Adviser.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving all of the interest ("interest only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued and Delayed-Delivery Securities -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets. The PBHG Advisor Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities.

                                      LOGO

                            PBHG ADVISOR FUNDS, INC.






                                   PROSPECTUS
                                 APRIL 20, 1998

                            PBHG Advisor Funds, Inc.

                               Investment Adviser:
                        Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                             PBHG Funds Distributor




                                      LOGO




                            The Power of Discipline.
                        The rewards of time.(Servicemark)


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                      make inquiries or request literature:

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